Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement, dated as of July 16, 2019 (this "Amendment"), is among Vera Bradley Designs, Inc., and any other Borrower party hereto from time to time, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

RECITAL

Vera Bradley Designs, Inc., and any other Borrower party thereto, as Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent are parties to a Credit Agreement dated as of September 7, 2018, as amended by a certain First Amendment to Credit Agreement dated June 19, 2019 (as amended, and as it may be further amended or modified from time to time, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The Loan Parties have requested an amendment of the Credit Agreement as set forth herein, and the Lenders are willing to do so in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT

Upon the satisfaction of the conditions specified in Article 3 hereof, the Credit Agreement is amended as of the date hereof as follows:

1.1    The following new definitions are added to Section 1.01 of the Credit Agreement in proper alphabetical order:

“Factoring Agreement” means a certain factoring agreement dated August 30, 2018 between CG and Rosenthal & Rosenthal of California, Inc.

“Factoring Agreement Term” means the time period commencing on August 30, 2018 and ending on August 31, 2019.

“Second Amendment” means the Second Amendment to this Agreement dated July 16, 2019.

“Second Amendment Effective Date” means the effective date of the Second Amendment.

1.2    Section 6.01 of the Credit Agreement is amended by replacing the period at the end of clause (k) thereof with “; and” and adding the following new clause (l) immediately thereafter:

(l) Indebtedness of CG existing on the Second Amendment Effective Date as evidenced by the Factoring Agreement and to remain outstanding only through the date that is ten (10) days after the end of the Factoring Agreement Term, provided that (i) the aggregate amount of such Indebtedness does not exceed $2,000,000; and (ii) no Loan Party is a guarantor or otherwise liable on any Indebtedness permitted by this Section 6.01(l).

1.3    Section 6.02 of the Credit Agreement is amended by replacing the period at the end of clause (i) thereof with “; and” and adding the following new clause (j) immediately thereafter:

(j) Liens existing on the Second Amendment Effective Date as evidenced by the Factoring Agreement solely on property of CG described in Section 10.1 of the Factoring Agreement and to remain in place only through the date that is ten (10) days after the end of the Factoring Agreement Term.

1.4    Section 6.05 of the Credit Agreement is amended by replacing the period at the end of clause (g) thereof with “; and” and adding the following new clause (h) immediately thereafter:

(h) so long as no Event of Default exists and is continuing, the sale of receivables under the Factoring Agreement.

ARTICLE 2. REPRESENTATIONS

In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party represents and warrants to each Lender and the Administrative Agent, that the following statements are true, correct and complete:

2.1    The execution, delivery and performance of this Amendment are within its powers and have been duly authorized by it.

2.2    This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.3    After giving effect to the amendments herein contained, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects), and no Default exists or has occurred and is continuing on the date hereof.

ARTICLE 3. CONDITIONS PRECEDENT.

This Amendment shall be effective as of the date hereof when each of the following is satisfied:

3.1    This Amendment shall be executed by each of the Borrowers, the other Loan Parties, the Required Lenders, and the Administrative Agent.

3.2    The Administrative Agent shall have received and be reasonably satisfied with such other agreements, instruments and documents, and the Borrowers shall have satisfied such other conditions, as the Administrative Agent may have reasonably requested, including the payment of all fees required to be paid as of the date hereof, any due diligence items reasonably required by the Administrative Agent and all items on the closing list provided in connection with this Amendment.

ARTICLE 4. MISCELLANEOUS.

4.1    References in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. This Amendment is a Loan Document.

4.2    Except as expressly amended hereby, each Loan Party agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Except as expressly set forth herein, all rights, powers, privileges and remedies of the Administrative Agent and the Lenders and all obligations of the Loan Parties, shall remain in full force and effect. Each Loan Party acknowledges and agrees that each of the Administrative Agent, the Issuing Bank, each Lender and each Related Party of any of the foregoing Persons has properly performed and satisfied in a timely manner all of its obligations to each Loan Party under or in connection with the Loan Documents and the transactions related thereto, all actions taken by the Administrative Agent and the Lenders are reasonable and appropriate under the circumstances and within their rights under the Loan Documents and they are not aware of any currently existing claims or causes of action against the Administrative Agent, the Issuing Bank, any Lender or any Related Party of any of the foregoing Persons under or in connection with the Loan Documents or any of the transactions related thereto.

4.3    This Agreement may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and signatures sent by facsimile or other electronic imaging shall be enforceable as originals.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

VERA BRADLEY DESIGNS, INC

By:	/s/ John Enwright
Name:	John Enwright
Title:	Executive Vice President and Chief Financial Officer

VERA BRADLEY INTERNATIONAL, LLC

By:	/s/ John Enwright
Name:	John Enwright
Title:	Executive Vice President and Chief Financial Officer

VERA BRADLEY SALES, LLC

By:	/s/ John Enwright
Name:	John Enwright
Title:	Executive Vice President and Chief Financial Officer

VERA BRADLEY HOLDINGS, LLC

By:	/s/ John Enwright
Name:	John Enwright
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Vera Bradley Second Amendment to Credit Agreement

VERA BRADLEY HOLDINGS, LLC

By:	/s/ John Enwright
Name:	John Enwright
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Vera Bradley Second Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Issuing Bank and Swingline Lender

By:	/s/ James Gurgone
Name:	James Gurgone
Title:	Authorized Agent

Signature Page to Vera Bradley Second Amendment to Credit Agreement

WELLS FARGO BANK, N.A.

By:	/s/ Chandra Ruff
Name:	Chandra Ruff
Title:	Assistant Vice President

Signature Page to Vera Bradley Second Amendment to Credit Agreement